UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K


CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: August 8, 2001                       Commission File No. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                        31-1486870
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 5.      Other Events.

             On August 8, 2001, Nationwide Financial Services, Inc. announced the signing of an agreement and plan of merger, whereby through a sponsored demutualization, it will acquire Provident Mutual Life Insurance Company for $1.555 billion.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

                 Exhibit 2.1 Form of Agreement and Plan of Merger By and Among Nationwide Financial Services, Inc., Eagle Acquisition Corporation and Provident Mutual Life Insurance Company, dated as of August 7, 2001.

                 Exhibit 99.1  Press release dated August 8, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONWIDE FINANCIAL SERVICES, INC.
                                                 (Registrant)



Date: August 8, 2001                     /s/ Mark R. Thresher
                                         --------------------------------
                                         Mark R. Thresher, Senior Vice
                                              President - Finance
                                         (Chief Accounting Officer)